                                                                   Exhibit 24
                                                                   ----------


                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                               ------------------



     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                         /s/ Joseph F. Alibrandi
                                         ------------------------------
                                         Joseph F. Alibrandi

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 8, 1995

                                             /s/Jill E. Barad
                                             ------------------------------
                                             Jill E. Barad

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 5, 1995

                                           /s/ Peter B. Bedford
                                           ------------------------------
                                           Peter B. Bedford

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                           /s/ Andrew F. Brimmer
                                           ------------------------------
                                           Andrew F. Brimmer

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 3, 1995

                                           /s/ Richard A. Clarke
                                           ------------------------------
                                           Richard A. Clarke

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Vice Chairman of the Board and the Chief Financial Officer of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                           /s/ Lewis W. Coleman
                                           ------------------------------
                                           Lewis W. Coleman

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 2, 1995

                                             /s/ Timm F. Crull
                                             ------------------------------
                                             Timm F. Crull

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                           /s/ Kathleen Feldstein
                                           ------------------------------
                                           Kathleen Feldstein

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 3, 1995

                                           /s/ Donald E. Guinn
                                           ------------------------------
                                           Donald E. Guinn

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                            /s/ Philip M. Hawley
                                            ------------------------------
                                            Philip M. Hawley

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                           /s/ Frank L. Hope, Jr.
                                           ------------------------------
                                           Frank L. Hope, Jr.

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 3, 1995

                                         /s/ Ignacio E. Lozano, Jr.
                                         ------------------------------
                                         Ignacio E. Lozano, Jr.

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 4, 1995

                                           /s/ Cornell C. Maier
                                           ------------------------------
                                           Cornell C. Maier

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 4, 1995

                                            /s/ Walter E. Massey
                                            ------------------------------
                                            Walter E. Massey

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 6, 1995

                                             /s/ John M. Richman
                                             ------------------------------
                                             John M. Richman

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chairman of the Board and Chief Executive Officer of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 5, 1995

                                         /s/ Richard M. Rosenberg
                                         ------------------------------
                                         Richard M. Rosenberg

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 3, 1995

                                           /s/ A. Michael Spence
                                           ------------------------------
                                           A. Michael Spence

                               POWER OF ATTORNEY
                               -----------------



         I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as an Executive Vice President and the Chief Accounting Officer of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1994, and any amendments.

Dated: February 9, 1995

                                           /s/ James H. Williams
                                           ------------------------------
                                           James H. Williams